Redemption Premium in Transit	9 Months Ended
Feb. 28, 2019
Redemption Premium in Transit [Abstract]
Redemption Premium in Transit [Text Block]

Note 8 – Redemption Premium in Transit

During the three months ended February 28, 2019, the Company executed a redemption notice with respect to two of the convertible notes payable to redeem all outstanding principal, accrued interest and redemption premiums thereunder. The total amount due to the note holder is $964,788, which includes $250,000 in principal, $62,500 in redemption premium and $2,630 in accrued interest for one note, and $500,000 in principal, $125,000 in redemption premium and $24,658 in accrued interest for the other note. The redemption date is March 1, 2019, and the redemption amount is shown as a current asset on the Company’s balance sheet as of February 28, 2019.